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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 15, 1997



                              IRT PROPERTY COMPANY
               (Exact Name of Registrant as Specified in Charter)




   Georgia                             1-7859                    58-1366611
   -------                             ------                    ----------
(State or Other                      (Commission               (IRS Employer
Jurisdiction of                      File Number)           Identification No.)
Incorporation)


         200 Galleria Parkway, N.W., Suite 1400, Atlanta, Georgia 30339
      ---------------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (770) 955-4406
                    ---------------------------------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5.       OTHER EVENTS.

         IRT Property Company (the "Company") has completed the offering of $75,000,000 of 7.25% Senior Notes due 2007 (the "Notes"). The offering of the Notes was made pursuant to a Prospectus Supplement dated August 12, 1997 relating to the Prospectus dated November 9, 1995 filed with the Company's Shelf Registration Statement No.
33-63523 on Form S-3.

         The Notes will pay interest semi-annually on February 1 and August 1, commencing February 1, 1998, and will mature on August 15, 2007. The Notes are senior unsecured obligations of the Company and will rank equally with the Company's other unsecured and unsubordinated indebtedness. The Notes will be effectively subordinated to mortgages and other secured indebtedness of the Company and to indebtedness and other liabilities of the Company's subsidiaries. The Notes will be senior to the Company's 7.3% Convertible Subordinated Debentures due 2003.

         The net proceeds from the sale of the Notes are estimated to be approximately $73,824,000 million and will be used primarily to repay indebtedness under the Company's $100 million unsecured revolving line of credit. Any excess proceeds will be used for general corporate purposes.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
              EXHIBITS.

         C.   Exhibits

              1      Underwriting Agreement, dated August 12, 1997, by and among
                     IRT Property Company, PaineWebber Incorporated and Salomon
                     Brothers Inc

              4 Supplemental Indenture No. 2, dated August 15, 1997, between IRT Property Company and SunTrust Bank, Atlanta

              5 Opinion of Alston & Bird LLP as to the legality of the Notes

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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  IRT PROPERTY COMPANY
                                  (REGISTRANT)



                                  /s/ W. BENJAMIN JONES III
                                  -----------------------------
                                  W. Benjamin Jones III
                                  Executive Vice President



Date:  August 15, 1997


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                                INDEX TO EXHIBITS


    Exhibit

       1             Underwriting Agreement, dated August 12, 1997, by and among IRT Property Company,
                     PaineWebber Incorporated and Salomon Brothers Inc

       4             Supplemental Indenture No. 2, dated  August 15, 1997, between IRT Property Company and
                     SunTrust Bank, Atlanta

       5             Opinion of Alston & Bird LLP as to the legality of the Notes




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